
Exhibit 99.3

2017 Year-End Results Investor Call

February 23, 2018

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities, as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource parent common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our fourth quarter and full-year 2017 and 2016 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in business conditions, which could include disruptive technology related to Eversource Energy's current or future business model; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource Energy's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Agenda



Jim Judge
Chairman, President & CEO

- 2017 Financial and Operational Successes
- Shareholder Value
- Clean Energy Leadership



Lee Olivier
EVP Enterprise Energy Strategy & Business Development

- Northern Pass
- Bay State Wind
- New England Natural Gas Supply Challenges



Phil Lembo
EVP and CFO

- 2017 Performance
- 2018 Outlook
- Long-Term Forecast & Growth Rate
- Tax Reform
- Regulatory Update



Jim Judge

Chairman, President &
Chief Executive Officer

Recent Successes

Resolution of key electric distribution rate cases

Excellent reliability and safety performance

Completion of Aquarion transaction

Completion of fossil generation divestiture

Progress on numerous clean energy initiatives
- *$100 million invested in Massachusetts solar*
- *DPU approval of EV infrastructure, battery storage initiatives*

Continued conversion from oil to natural gas heating systems

S&P credit rating raised to "A+": Highest rating in industry

Strong Long-Term Earnings Growth Expected to Continue


6.4% EPS 5-Year Growth Rate
5% - 7% Growth off 2017 Base
$2.28
$2.53
$2.65
$2.81
$2.96
$3.11
$3.20 - $3.30
2012A*
2013A*
2014A*
2015A*
2016A
2017A
2018E
2019E
2020E
2021E

*Excludes merger and integration costs

Eversource's Total Return Consistently Outperforms the Industry

Total Shareholder Return	2017	3-Year	5-Year	10-Year
ES (1)	**18.0%**	**30.0%**	**90.4%**	**183.5%**
EEI Index	11.7%	26.1%	83.7%	97.6%
S&P 500	21.8%	38.3%	108.1%	126.0%

(1) TSR for 2017 represents the 8th time in 9 years that ES has achieved double-digit returns. Only two other companies in the EEI Index can make this claim.

Dividend Growth Continues to Outperform Peers


Annualized Dividend
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
8% 8-Year CAGR
$1.10
$1.372
$1.47
$1.57
$1.67
$1.78
$1.90
$2.02
7.3%
24.7%*
7.1%
6.8%
6.4%
6.6%
6.7%
6.3%
5% - 7%
2011
2012
2013
2014
2015
2016
2017
2018

** Reflects impact of NU-NSTAR merger*

Payout Ratios: 58% 59% 59% 60% 61%

"Cold snap makes New England the world's priciest gas market" - Bloomberg (Dec. 27, 2017)

New England experienced the highest prices in the world, even though some of the lowest prices were available just 200 miles away

- New England natural gas prices increased more than 300% on average
  - Firm heating demand consumed New England's pipeline capacity
  - Interruptible loads including power generators competed for scarce available gas
- Prices in the nearby Appalachian basin were generally stable during the same period


New England
$7
$29
Pre-Cold Snap
Cold Snap
Appalachian
$2
$3
Pre-Cold Snap
Cold Snap



Lee Olivier

EVP Enterprise Energy Strategy &
Business Development

Northern Pass Status


Des Cantons
Deerfield
Quebec
Vermont
New Hampshire
Maine
Des Cantons to NH
Underground Northern Pass Route
Overhead Northern Pass Route
Substation
Converter Terminal
Length of Line in Quebec: 75 kilometers
Length of Line in NH: 192 miles

Remaining Permits for Construction:

- NHSEC permit
- Army Corps of Engineers (post-NHSEC decision)
- Canadian National Energy Board

Regulatory Hurdles Cleared:

<u>New Hampshire</u>

- Departments of Environmental Services and Transportation
- NHPUC authorization to commence business as a public utility and to cross public lands and waters
- NHPUC approval of PSNH – NPT lease settlement

<u>Federal</u>

- DOE Presidential Permit, final EIS, final Record of Decision
- USFS final Record of Decision

<u>Canadian</u>

- Quebec Provincial Permit

Bay State Wind: Transforming Clean Energy in New England


Massachusetts
Connecticut
Rhode Island
BAY STATE WIND

- Eversource and Ørsted plan to construct a first-of-its-kind, large scale, offshore wind facility in North America
- 50-50 partnership in Bay State Wind
- Proposed offshore wind farm 15-25 miles south of Martha's Vineyard
  - 300 square mile ocean area can accommodate at least 2,000 MW of capacity

Upcoming Off-Shore Wind RFPs

Massachusetts: ***1,600 MW authorized by legislature in 2016***

- Proposals submitted for initial tranche 12/20/17
- Bay State Wind submitted proposals for 400 MW and 800 MW
- Selection of projects for negotiation by 4/23/18
- Submission of long-term contracts for DPU approval by 7/31/18

Connecticut: ***CT DEEP issued RFP on 1/31/18 for up to 825,000 MWh/year of off-shore wind, as part of total renewable solicitation of up to 899,250 MWh/year***

- Could support up to 200 MW of off-shore wind
- Contracts up to 20 years
- Bids due 4/2/18
- Selection of bids in June
- Submission of contracts with PURA in the fall

Rhode Island: ***Earlier this month, Governor Raimondo announced 400 MW RFP for new renewables, including off-shore wind***

- RFP pending

New York: ***NY State Energy Research & Development Authority issued master plan on 1/29/18 to develop 2,400 MW of off-shore wind by 2030***

- At least 800 MW to be procured over 2018-2019

Winter Cold Snaps Highlight Gas Capacity Problem

- Polar Vortex (2013/14) increased gas demand, threatened reliability, and drove skyrocketing prices
  - $3.2B in extra electricity costs for New England over the course of the winter
- The recent cold snap created a similar disruption in New England's prices, reliability, and emissions
  - $0.5B in additional costs in just 13 days
  - 2 million barrels of oil burned to make up for inadequate natural gas supplies; just 2 days from running out of oil at many plants
  - Incremental carbon emissions were equivalent to adding 6 million cars
  - LNG spot market supplied by unstable source countries (Russia)
- Upgrading existing infrastructure will save New England customers $1B or more each year


$100
$80
$60
$40
$20
$0
$/MMBtu
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
New England Natural Gas Price
Marcellus Natural Gas Price

Natural Gas is an Emissions Reduction Success Story in New England

New England has dramatically reduced power sector emissions since 2000, even as demand has risen


2001
2015
NOx & Sox Kilotons/Yr
CO2 Kilotons/Yr
250
200
150
100
50
0
60,000
50,000
40,000
30,000
20,000
10,000
0
NOx
SOx
CO2

Reduction: *73%* *98%* *29%*

Source: ISO-NE

Reductions were driven principally by the transition to clean-burning natural gas


% of Generation
60%
50%
40%
30%
20%
10%
0%
2001
2015
Natural Gas
Oil
Coal
Renewables

Source: ISO-NE



Phil Lembo

EVP & Chief Financial Officer

2017 vs. 2016 Results

	Q4 2017	Q4 2016	Change	Full Year 2017	Full Year 2016	Change
Electric Distribution	$0.33	$0.26	$0.07	$1.57	$1.46	$0.11
Electric Transmission	$0.32	$0.33	($0.01)	$1.23	$1.16	$0.07
Natural Gas Distribution	$0.08	$0.08	$0.00	$0.23	$0.24	($0.01)
Parent & Other	$0.02	$0.05	($0.03)	$0.08	$0.10	($0.02)
Reported EPS (GAAP)	$0.75	$0.72	$0.03	$3.11	$2.96	$0.15

2018 Guidance

EPS Range $3.20 - $3.30

Key Drivers Compared to 2017

- Transmission rate base growth
- Aquarion earnings
- Electric distribution rate increases
- Lower O&M

- Higher depreciation and property taxes
- Loss of PSNH generation earnings
- Higher interest expense

Projected Capital Expenditures


$10.8 Billion 2018-2021
$ in Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2015A
2016A
2017A
2018E
2019E
2020E
2021E
$1,937
$101
$213
$816
$38
$769
$2,209
$138
$271
$903
$41
$856
$2,515
$166
$335
$1,082
$43
$889
$3,042
$178
$100
$422
$1,170
$300
$872
$2,997
$124
$102
$425
$963
$718
$665
$2,579
$111
$108
$380
$984
$436
$560
$2,159
$112
$125
$389
$940
$70
$523
Transmission
NPT
Electric Distribution and MA Solar
Gas Distribution
Water
Other, Primarily IT

Rate Base by Business – Current and Future


8.1% CAGR
$16.7 billion*
5%
10%
48%
1%
36%
$22.8 billion
4%
12%
44%
7%
33%
Estimated 2017 Year-End Rate Base
Projected 2021 Rate Base
Transmission, ex NPT
NPT
Electric Distribution & MA Solar
Gas Distribution
Water

Note: Excludes rate base investments through equity interest: (e.g. Bay State Wind)

*Excludes New Hampshire generation

End of 2020 Rate Base Projection Up $2.1 Billion from Prior Forecast - Supporting 5% - 7% EPS CAGR


$21.8 Billion
$19.7 Billion
February 2017 Estimate
(Including NPT)
February 2018 Estimate
(Including NPT)

Reasons for Increase:

Aquarion	$920M
Additional Electric & Gas Cap Ex	$583M
Tax Reform	$575M

Impact of Tax Reform

Key Takeaways

- For utilities, lower corporate tax rate will benefit customers
- Refund of excess accumulated deferred federal income tax (ADIT) will slightly reduce cash flows
- Normalized portion of excess ADIT to be refunded to customers over the lives of the property
- ADIT at the lower rate of 21 percent will result in an increase in rate base over time
- Continuation of interest deductibility at the parent company

Regulatory Status of Implementing Tax Reform

- **FERC**
  - Lower tax rate will reconcile through transmission rates
  - Separate filing to address ADIT
- **NSTAR Electric**
  - FIT rate decline to 21% reflected in new rates
  - Proposal for excess deferred FIT due to MDPU by 7/1/18
- **CL&P**
  - FIT rate decline to 21% will be reflected in 5/1/18 rates
  - Filing proposal for excess ADIT in early spring to be effective as soon as 7/1/18
- **PSNH, Aquarion NH**
  - Proposal due to NHSEC by 4/1/18

- **NSTAR Gas**
  - Proposal due to MDPU by 7/1/18
- **Yankee Gas**
  - Will address all tax changes into 2018 rate case filing
- **Aquarion CT**
  - Benefits to be passed on to customers as part of annual 2/28/18 decoupling filing to PURA
- **Aquarion MA**
  - Reflected in current rate case proceeding; proposing to use savings to fund new infrastructure tracker

Key Elements of MA Electric Rate Decision

- Increases of $24.8 million for Western Massachusetts and $12.2 million for NSTAR Electric approved, effective 2/1/18
  - Later revised to a $16.5 million increase for Western Massachusetts and a $35.4 million reduction at NSTAR Electric to reflect tax reform
  - Implemented February 1
- 10 percent ROE; 53.3 percent common equity for NSTAR Electric; 54.5 percent common equity for Western Massachusetts
- Merger of two companies approved
- Revenue decoupling approved for NSTAR Electric
- PBR, through 2022, allows for annual base rate changes through inflation based adjustment
- Grid Modernization: EV infrastructure and energy storage approved

Key Elements of CT Rate Settlement

- Settlement filed with Office of Consumer Counsel and PURA 1/11/18
- Estimated increases of $97.1 million on 5/1/18; $32.7 million on 5/1/19; and $24.7 million on 5/1/20; final figures to fully reflect FIT decline to 21%
- ROE of 9.25 percent
- Common equity 53 percent
- System resiliency capex to be recovered through separate tracker

March 5: Briefs → March 27: Draft Decision → April 18: Final Order → May 1: Effective Date

Status of the Four New England Transmission Complaints Unclear at FERC

- First complaint decided in 2014; FERC order resulted in base ROE of 10.57% and project incentive cap of 11.74%
- Three-judge panel at D.C. Circuit Court of Appeals unanimously vacated and remanded FERC's order in its April 14, 2017 decision
- Second and third complaints also pending before FERC commissioners
- Hearings on fourth complaint held in December 2017; ALJ ruling due in late March

Eversource Enters Water Business With Acquisition of Aquarion

- Transaction completed: 12/04/17
- Seventh largest privately owned water company in US, and largest privately owned in New England
- Customers: Nearly 230,000
- 12/31/17 rate base: $770 million
- Projected 2017-2021 rate base CAGR: 6% - 7%
- JD Power results: 91% customer satisfaction
- CT PURA scorecard: Utility with least customer complaints

Service Territory


Eversource Energy
Combined Eversource Energy & Aquarion
Aquarion

EVERSOURCE

AQUARION Water Company
Stewards of the Environment™

Multiple Rating Agency Upgrades Since Merger

	Ratings at April 10, 2012	February 2013	January 2014	April 2015	July 2016	December 2017
ES Unsecured			Moody's upgrades to Baa1	S&P upgrades to A-		S&P upgrades to A
CL&P Secured	S&P: A- Moody's: A3 Fitch: A	S&P upgrades to A	Moody's upgrades to A2	S&P upgrades to A+	Fitch upgrades to A+	S&P upgrades to AA-
NSTAR Electric Unsecured	S&P: A- Moody's: A2 Fitch: A+			S&P upgrades to A		S&P upgrades to A+
PSNH Secured	S&P: A- Moody's: A3 Fitch: A	S&P upgrades to A	Moody's upgrades to A2	S&P upgrades to A+	Fitch upgrades to A+; Moody's to A1	S&P upgrades to AA-

We Continue to Meet or Exceed Our Commitments to Investors

Our Commitments:	*Results Delivered:*	
1. Exceed industry EPS and dividend growth	Five-year average EPS and dividend growth of 6.4% and 7.5%, respectively, through 2017	✓
2. Reduce spending – Target 3-4%/yr.	Five-year average O&M reduction 4%-5%/yr. through 2017	✓
3. Maintain strong financial condition	"A+" credit rating is the best in industry	✓
4. Deliver top-tier service quality and reliability	Reliability and safety metrics significantly improved since 2012 – top quartile	✓
5. Continue to grow and leverage our transmission and gas businesses	Transmission portfolio continues to grow; natural gas investment accelerating	✓
6. Advance energy policy in the region	NPT, Bay State Wind address fuel diversity and carbon reduction needs; seeking to address needed regional natural gas infrastructure	✓

APPENDIX

$4.1 Billion of Transmission CapEx Forecast from 2018-2021


Actual
$932M
Forecast
$4.1 Billion
In Millions
$1,200
$1,000
$800
$600
$400
$200
$0
2017
2018E
2019E
2020E
2021E
Northern Pass HVDC Line to Canada $1.53B)
Greater Hartford Central Connecticut Projects $95M
Greenwich / SWCT Reliability $122M
NH 10-Yr Study Reliability $62M
New Substations and Associated Lines in Boston Area $262M
Greater Boston Projects $371M
$1.68B Transmission Facilities Replacements and Other Forecasted Reliability Projects

Projected Transmission Capital Expenditures


$ in Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2015A
$807
$38
$162
$354
$253
2016A
$897
$41
$119
$399
$338
2017A
$932
$43
$155
$302
$432
2018E
$1,172
$300
$149
$333
$390
2019E
$1,383
$718
$144
$293
$228
2020E
$996
$436
$138
$267
$155
2021E
$593
Other concepts under development
$70
$147
$248
$128
CL&P
NSTAR Electric
PSNH
NPT

Transmission Rate Base Growth Projections


2017 - 2021
10.2% CAGR
$ in Millions
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,190
$128
$612
$2,507
$2,404
$5,703
$169
$709
$2,305
$2,520
$6,195
$212
$765
$2,507
$2,711
$7,142
$512
$919
$2,647
$3,064
$8,245
$1,230
$1,029
$2,847
$3,139
$8,878
$1,590
$1,075
$3,015
$3,198
$9,136
$1,589
$1,192
$3,172
$3,183
2015A
2016E
2017A
2018E
2019E
2020E
2021E
CL&P
NSTAR Electric
PSNH
NPT

Natural Gas Expansion Opportunities Still Strong

Actual Heating Customer Additions


12,000
10,000
8,000
6,000
4,000
2,000
0
5,575
6,628
8,871
10,356
10,625
11,415
10,770
10,108
2010
2011
2012
2013
2014
2015
2016
2017

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solutions

- 28 projects including seven new transmission lines, new substations and substation expansion projects
- 16 projects have been placed in service
- 7 projects under construction
- 3 projects in MADPU siting process with 2018 approvals expected
- Projected completion: 2019
- Total projected investment: $560 million
- Investment through December 31: $235.7 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- 18 of 27 projects now in service
- Nine projects under construction, last three received siting approval in February 2018
- Projected completion: 2019
- Total projected investment: $350 million
- Investment through December 31: $210 million

Greenwich Substation Project

- Original proposal rejected without prejudice by CT Siting Council in 2016
- New design includes scaled down substation
- CT Siting Council approved new project design in November 2017
- Town appealed siting decision in December 2017
- Working with town on development and management plan during appeal process
- Projected completion: 2019
- Total projected ES investment: $80 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury, NH
- Expected NHSEC approval: November 2018
- Projected completion: December 2019
- Total projected investment: $84 million
- Investment through December 31: $24.5 million

Massachusetts Utility Scale Solar On Plan



Montague (5 MW greenfield)



Plymouth Service Center (1.1 MW canopy)

- In December 2016, Massachusetts law authorized 62 MW of utility scale solar in addition to our 8 MW of solar presently in-service (rate base assets)
- All sites will be in-service by year-end 2018
- Installations will be both greenfield and canopy:
  - 15 greenfield sites
  - 4 canopy sites (company facilities)
- Annual carbon emission reductions = 33k tons
- Investment = up to $200M

Maturities of Long-Term Debt

2018 Maturities

Maturity Size (in millions)	Issuer	Maturity Date	Coupon	Rating[(A)]
$150	Eversource Energy	01/15/2018	1.60%	Baa1/A-/BBB+
$300	Eversource Energy	05/01/2018	1.45%	Baa1/A-/BBB+
$300	CL&P	05/01/2018	5.65%	A2/A+/A+
$110	PSNH	05/01/2018	6.00%	A1/A+/A+
$100	Yankee Gas	10/01/2018	6.90%	A2

2019 Maturities

Maturity Size (in millions)	Issuer	Maturity Date	Coupon	Rating[(A)]
$150	PSNH	01/01/2019	4.50%	A1/A+/A+
$250	CL&P	02/01/2019	5.50%	A2/A+/A+
$50	Yankee Gas	11/01/2019	5.26%	A2
$350	Eversource Energy	11/15/2019	4.50%	Baa1/A-/BBB+

(A) All issuer securities ratings are for senior secured debt with exception of NSTAR Electric and Eversource Energy which are senior unsecured debt.